Exhibit 10.31

SECOND OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

THIS SECOND OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT (this “Reaffirmation Agreement”) is entered into as of September 30, 2013, (the “Second Restatement Date”) by and among FURIEX PHARMACEUTICALS, INC., a Delaware corporation, APBI HOLDINGS, LLC, a North Carolina limited liability company, DEVELOPMENT PARTNERS, LLC, a Delaware limited liability company, and GENUPRO, INC., a North Carolina corporation (either individually or collectively as the context may require, the “Borrower”), and MIDCAP FUNDING III, LLC, a Delaware limited liability company (“MidCap”), in its capacity as administrative agent (the “Agent”) for the Lenders (as defined in the Second Amended and Restated Loan and Security Agreement).

STATEMENT OF FACTS:

A.     The Borrower, the other Loan Parties party thereto, the Lenders party thereto (the “2011 Lenders”) and MidCap executed that certain Loan and Security Agreement, dated as of August 18, 2011 (the “2011 Loan Agreement”), pursuant to which the 2011 Lenders agreed to make certain extensions of credit to the Borrower thereunder.

B.     The Borrower, the Lenders party thereto (the “Restatement Lenders”) and MidCap executed that certain Amended and Restated Loan and Security Agreement, dated as of August 2, 2012 (the “Restatement Loan Agreement”), pursuant to which the Restatement Lenders were assigned the outstanding “Loans” and “Obligations” under and as defined in the 2011 Loan Agreement and agreed to make certain other extensions of credit to the Borrower thereunder.

C.     The Borrower and MidCap are parties to that certain Omnibus Amendment and Reaffirmation Agreement, dated as of August 2, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Reaffirmation Agreement), pursuant to which the 2011 Loan Agreement (as amended and restated by the Restatement Loan Agreement) and the Existing Loan Documents (as defined in the Existing Reaffirmation Agreement) were reaffirmed, ratified and confirmed and certain amendments to the Existing Loan Documents (as defined in the Existing Reaffirmation Agreement) were made.

D.     To evidence, secure and guarantee the payment and performance of the Obligations (as defined in the Restatement Loan Agreement), and to otherwise induce the Restatement Lenders to make loans and other extensions of credit thereunder, the Borrower executed and delivered and, in some cases reaffirmed, ratified and confirmed, all pursuant to the Existing Reaffirmation Agreement, in each case prior to the date hereof, one or more of the Loan Documents (as defined in the Restatement Loan Agreement), including, without limitation, the agreements identified in Schedule 1 attached hereto (such Loan Documents (other than the Restatement Loan Agreement) are referred to herein collectively as the “Restatement Loan Documents”).

E.     The Agent, the Lenders, the Loan Parties and the Borrower desire to enter into that certain Second Amended and Restated Loan and Security Agreement, dated as of the date hereof (as the same may be further amended, restated, refinanced, replaced or otherwise modified from time to time, the “Second Amended and Restated Loan and Security Agreement”), pursuant to which, among other things, the Restatement Loan Agreement shall be amended and restated in its entirety. As a condition precedent to the effectiveness of the Second Amended and Restated Loan and Security Agreement, the Borrower is required to execute and deliver this Reaffirmation Agreement. Capitalized terms used herein but not defined herein shall have the respective meanings given to such terms in the Second Amended and Restated Loan and Security Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Ratification of Restatement Loan Agreement and Restatement Loan Documents. The Borrower hereby reaffirms, ratifies and confirms its respective payment and performance obligations under (a) the Restatement Loan Agreement, as amended and restated by the Second Amended and Restated Loan and Security Agreement, and (b) each of the Restatement Loan Documents, as may have been amended, restated, supplemented, reaffirmed, ratified, confirmed or otherwise modified from time to time, in each case in connection with the execution and delivery of the Second Amended and Restated Loan and Security Agreement.

2.     Certain References in Restatement Loan Documents Deemed Amended. The parties hereto agree that, on and at all times after the Second Restatement Date, to the extent required to give effect to the Second Amended and Restated Loan and Security Agreement and except as otherwise expressly provided in the Second Amended and Restated Loan and Security Agreement, each reference in any Restatement Loan Document to (a) the “Loan Agreement” or “Amended and Restated Loan and Security Agreement” shall automatically be deemed to refer to the Second Amended and Restated Loan and Security Agreement, (b) the “Obligations” shall automatically be deemed to refer to the “Obligations” as defined in the Second Amended and Restated Loan and Security Agreement, (c) the “Lenders” shall automatically be deemed to refer to the “Lenders” as defined in the Second Amended and Restated Loan and Security Agreement, (d) the “Borrower” shall automatically be deemed to refer to the “Borrower” as defined in the Second Amended and Restated Loan and Security Agreement, in each case without further action by any party, (e) the “Loan Documents” shall automatically be deemed to refer to the “Loan Documents” as defined in the Second Amended and Restated Loan and Security Agreement, in each case without further action by any party, (f) the “Loan Parties” shall automatically be deemed to refer to the “Loan Parties” as defined in the Second Amended and Restated Loan and Security Agreement, in each case without further action by any party, (g) the “Agent” shall automatically be deemed to refer to the “Agent” as such term as defined in the Second Amended and Restated Loan and Security Agreement, (h) the “Loans” shall automatically be deemed to refer to the “Term Loan” as defined in the Second Amended and Restated Loan and Security Agreement, in each case without further action by any party, and (i) the “Term Loan” or “Term Loans” shall automatically be deemed to refer to the “Term Loan” as such term is defined in the Second Amended and Restated Loan and Security Agreement, in each case without further action by any party.

3.     Acknowledgment and Consent to Restatement. The Borrower acknowledges and agrees that it has executed and delivered the Second Amended and Restated Loan and Security Agreement and further acknowledges and agrees that this Reaffirmation Agreement is not intended to be a novation or discharge of, and shall not be a novation or discharge of, any obligation of the Borrower under the Restatement Loan Agreement or any Restatement Loan Document. Accordingly, the Borrower agrees that the Liens granted to the Agent, on behalf of itself and the Lenders, pursuant to the 2011 Loan Agreement, the “Loan Documents” under and as defined in the 2011 Loan Agreement, the Restatement Loan Agreement, the Restatement Loan Documents and any other documents or instruments executed, filed or recorded in connection therewith, shall remain outstanding and in full force and effect, without interruption or impairment of any kind, in accordance with the terms of such Restatement Loan Agreement and such Restatement Loan Documents or other documents or instruments, and such Liens shall continue on and at all times after the Second Restatement Date to secure the “Obligations” as defined in the Second Amended and Restated Loan and Security Agreement and the “Obligations” as defined in the Restatement Loan Documents, as modified by this Reaffirmation Agreement, in favor of the Lenders under the Second Amended and Restated Loan and Security Agreement.

4.     Further Assurances. The Borrower hereby agrees to execute any and all further documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Agent may reasonably request, in order to effect the transactions contemplated by this Reaffirmation Agreement, the Second Amended and Restated Loan and Security Agreement or any other Loan Document and in order to grant, preserve, protect and perfect the validity and first priority of the security interests and other Liens created or intended to be created by the Loan Documents.

5.     Restatement Loan Documents Shall Remain in Full Force and Effect. The Restatement Loan Documents shall remain extant and in full force and effect as (a) amended above in Section 2 of this Reaffirmation Agreement and (b) may have been amended and restated in connection with the execution and delivery of the Second Amended and Restated Loan and Security Agreement, following the execution and delivery of this Reaffirmation Agreement, the execution and delivery of the Second Amended and Restated Loan and Security Agreement and the other documents, instruments and certificates executed and delivered in connection therewith and the occurrence of the Second Restatement Date.

6.     No Other Modification or Waiver. The execution, delivery and effectiveness of this Reaffirmation Agreement shall not, except as expressly provided above, modify the Restatement Loan Documents or operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Restatement Loan Agreement or the Restatement Loan Documents, nor constitute a waiver of any provision of the Restatement Loan Agreement or any of the Restatement Loan Documents.

7.     Governing Law. THIS AGREEMENT, EACH SECURED PROMISSORY NOTE AND EACH OTHER LOAN DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. NOTWITHSTANDING THE FOREGOING, AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH AGENT AND LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.1 OF THE SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE AGENT’S AND LENDERS’ RIGHTS AGAINST BORROWER OR ITS PROPERTY. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS, AND OTHER PROCESS ISSUED IN SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10 OF THE SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER TO OCCUR OF BORROWER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

8.     Counterparts. This Reaffirmation Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

9.     Loan Document. This Reaffirmation Agreement shall be deemed to be a Loan Document under and as defined in the Second Amended and Restated Loan and Security Agreement for all purposes.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation Agreement to be duly executed and delivered as of the date first above written.

FURIEX PHARMACEUTICALS, INC.

By:	/s/Marshall Woodworth	(SEAL)
Name: Marshall Woodworth
Title: Chief Financial Officer

APBI HOLDINGS, LLC

By:	/s/Marshall Woodworth	(SEAL)
Name: Marshall Woodworth
Title: Chief Financial Officer

DEVELOPMENT PARTNERS, LLC

By:	/s/Marshall Woodworth	(SEAL)
Name: Marshall Woodworth
Title: Chief Financial Officer

GENUPRO, INC.

By:	/s/Marshall Woodworth	(SEAL)
Name: Marshall Woodworth
Title: Chief Financial Officer

 Furiex Pharmaceuticals, Inc.

Second Omnibus Amendment and Reaffirmation Agreement

Signature Page

MIDCAP FUNDING III, LLC, as Agent

By:	/s/Josh Groman	(SEAL)
Name: Josh Groman
Title: Managing Director

 Furiex Pharmaceuticals, Inc.
Second Omnibus Amendment and Reaffirmation Agreement
Signature Page

Schedule 1

●	Pledge Agreement, dated as of August 18, 2011, made by the Borrower in favor of the Agent, for the benefit of the Agent and the other Lenders.